SCHEDULE 14A

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Cliffs Natural Resources Inc.

(Name of Registrant as Specified In Its Charter)

Casablanca Capital LP

Donald G. Drapkin

Douglas Taylor

Robert P. Fisher, Jr.

Celso Lourenco Goncalves

Patrice E. Merrin

Joseph Rutkowski

Gabriel Stoliar

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CASABLANCA CAPITAL

The Case for Cliffs

May 9, 2014

This presentation with respect to Cliffs Natural Resources, Inc. ("Cliffs" or the "Company") is for general informational purposes only. It does not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person who may receive this presentation, and should not be taken as advice on the merits of any investment decision. The views expressed herein represent the opinions of Casablanca Capital LP ("Casablanca"), and are based on publicly available information and Casablanca analyses. Certain financial information and data used herein have been derived or obtained from filings made with the SEC by the Company or other companies considered comparable, and from other third party reports. Casablanca has not sought or obtained consent from any third party to use any statements or information indicated herein. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. No representation or warranty is made that data or information, whether derived or obtained from filings made with the SEC or from any third party, are accurate.

There is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections, pro forma information and potential impact of Casablanca's action plan set forth herein are based on assumptions that Casablanca believes to be reasonable, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material. This presentation does not recommend the purchase or sale of any security. Casablanca reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Casablanca disclaims any obligation to update the information contained herein.

Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of an offer to buy any security. Private investment funds advised by Casablanca currently hold shares of the Company's common stock. Casablanca manages investment funds that are in the business of trading – buying and selling – public securities. It is possible that there will be developments in the future that cause Casablanca and/or one or more of the investment funds it manages, from time to time (in open market or privately negotiated transactions or otherwise), to sell all or a portion of their shares (including via short sales), buy additional shares or trade in options, puts, calls or other derivative instruments relating to such shares. Casablanca and such investment funds also reserve the right to take any actions with respect to their investments in the Company as they may deem appropriate.

CASABLANCA CAPITAL LP, DONALD G. DRAPKIN AND DOUGLAS TAYLOR (COLLECTIVELY, "CASABLANCA") INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF CLIFFS NATURAL RESOURCES INC. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2014 ANNUAL MEETING OF STOCKHOLDERS. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CASABLANCA, ROBERT P. FISHER, JR., CELSO LOURENCO GONCALVES, PATRICE E. MERRIN, JOSEPH RUTKOWSKI AND GABRIEL STOLIAR (COLLECTIVELY, THE "PARTICIPANTS"), WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, OKAPI PARTNERS LLC, CASABLANCA'S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING (212) 297-0720 OR TOLL-FREE AT (877) 274-8654.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS ARE CONTAINED IN THE PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A FILED BY CASABLANCA WITH THE SEC ON MARCH 6, 2014. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

Agenda

- Cliffs overview
- History of value destruction
- Casablanca engagement timeline
- How to fix Cliffs
- Q&A

CLIFFS

- U.S. Iron Ore
- Eastern Canadian Iron Ore
- Australian Iron Ore
- North American Coal
- Development Projects

2013 Segment EBITDA[a]


NA Coal
7%
Asia
Pacific
Iron Ore
31%
U.S. Iron
Ore
62%

2013 Segment Assets


Eastern
Canadian
Iron Ore
63%
U.S. Iron
Ore
13%
Asia
Pacific
Iron Ore
9%
NA Coal
15%

"Unbalanced" disparate mix of assets

Notes appear at end of document.

Price Performance—since January 1, 2011


Price
$110.00
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
1/1/11
1/8/12
1/8/13
1/8/14
$17.34

Stock Price	$17.34
Equity Market Cap	$3,093
Enterprise Value[b]	6,061

Over 80% loss of value

Note: Reflects closing price on May 8, 2014.

1 Year Return


150%
100%
50%
0%
(50%)
(100%)
(14%)
12%
13%
18%
CLF
XME
Iron Ore Majors
S&P 500

3 Year Return


150%
100%
50%
0%
(50%)
(100%)
(78%)
(40%)
(3%)
50%
CLF
XME
Iron Ore Majors
S&P 500

5 Year Return


150%
100%
50%
0%
(50%)
(100%)
(34%)
21%
37%
130%
CLF
XME
Iron Ore Majors
S&P 500

Consistently negative total return

Note: Reflects closing price on May 8, 2014. XME reflects peer group utilized by Company in its proxy materials. Iron ore majors comprised of BHP, RIO, FMG and VALE.


1 Year
3 Year
5 Year
$1,000
($1,000)
($3,000)
($5,000)
($7,000)
($9,000)
$92
($862)
$290
$518
($2,870)
($7,293)
$290
$619
($3,253)
($8,671)
Share Repurchases
Common Dividends
Capital Spending
Capital Spending (incl. M&A)

What about returning capital to shareholders?

Source: Bloomberg.

Project	Estimated Investment	Project Status
Bloom Lake		
Purchase Price	$4,900	Loss making
Capex	1,500	Outlook frequently revised
Chromite[(c)]	500	Suspended
Coal[(d)]	1,350	Loss making
Amapá[(e)]	500	Divested (nominal amount)
Wabush[(f)]	285	Idled
Total	**$9,035**	

Where did $9 billion go?

Notes appear at end of document.

U.S. Business

U.S. Iron Ore

- Largest iron ore producer in U.S.
- 60% of the iron ore production capacity in Great Lakes region
- 40+yrs of mine life
- Profitable even in a downcycle

North America Coal

- Unprofitable
- Pricing pressure

Casablanca's Assessment

- Problematic (red)
- Mixed (yellow)
- Strong Asset (green)

International

Bloom Lake

- Questionable viability
- Indefinite suspension of Phase II

Other Canadian Assets

- Wabush idled at $100 mm cost
- Chromite in limbo

Orphaned Assets

- Uncompleted development
- JVs/minority interests

Asia Pacific Iron Ore

- Profitable
- Limited remaining life

A need for change and focus


January 27
Casablanca 13-D
February 12
Casablanca proposes Goncalves as CEO and majority slate
March 4
Casablanca turns down 2 Board seats
March 6
Casablanca identifies 6 directors
April 21
Casablanca threatens consent solicitation if Cliffs does not set Annual Meeting date
January
February
March
April
One day later, Board deems Halverson ready to become CEO
One day later, Cliffs indefinitely delays Annual Meeting
Four days later, Cliffs sets Annual Meeting date for July 29

Our view: knee jerk reactions and entrenchment tactics

Ferro Corp Share Price Performance


$30.00
25.00
20.00
15.00
10.00
5.00
0.00
3/4/04
3/4/06
3/4/08
3/4/10
3/4/12
3/4/14
Nov 2005:
Kirsch named CEO
Oct 2004:
Kirsch joins Ferro Corp as President and COO
Shares +400% after Kirsch departure
$13.55
+413%
Nov 2012:
James Kirsch resigns from Ferro Corp as President, Chairman and CEO
$2.64
(86%)

Cliffs' Executive Chairman James Kirsch presided over 86% value destruction as CEO of Ferro Corp



$0

Executive Chairman has $0 cash investment in Cliffs' stock

Note: Calculation of cash investment excludes shares granted as part of director and executive compensation.



$1.5mm

Lourenco Goncalves has purchased
$1.5 million of Cliffs' stock

- Metals USA
  - Served as President and Chief Executive Officer from February 2003 until the sale of Metals USA to Reliance Steel & Aluminum in April 2013
  - Metals USA was one of the largest metals service center businesses in the United States, operating 48 locations
- California Steel Industries (CSI)
  - Served as President and Chief Executive Officer of CSI, a joint venture between Vale and Kawasaki Steel (now JFE Holdings), from March 1998 to February 2003
  - Transformed company from a break-even steel producer into one of the most important and profitable players in the flat rolled steel industry
- Companhia Siderurgica Nacional (CSN)
  - From 1981 to 1998 Mr. Goncalves worked at CSN, where he held the position of Managing Director
  - CSN is one of the largest steel producers in Brazil and is vertically integrated with iron ore operations

Lourenco Goncalves is a proven value creator

February 2003
- Lourenco Goncalves joins Metals USA as its President and CEO
- **Stock price: $3.08**

January / July 2007
- Metals USA pays a total of $275 million in dividends to its shareholders

August 2012
- Apollo completes a $59 million secondary offering, retaining 53% ownership

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

May 2005
- Metals USA is taken private by Apollo for **$22 per share**
- Apollo invests $136 million of equity ($752 million transaction value)

May 2006
- Metals USA pays a $25 million dividend to its shareholders

April 2010
- Metals USA IPO through a 100% primary offering. Apollo retains 64% ownership

February 2013
- Metals USA is sold to Reliance Steel & Aluminum for $1.2 billion in cash

As CEO, Mr. Goncalves presided over ~7x increase in share price in two years

Mr. Goncalves generated 5.5x return for Apollo over eight years

Our Plan for Cliffs

- ☑ Refocus on core, strategic U.S. business
- ☑ Immediately stop the bleeding at Bloom Lake
- ☑ Exit international
- ☑ Divest non-core assets
- ☑ Adopt ownership attitude toward costs
- ☑ Return capital to shareholders
- ☑ Explore second-stage initiatives—MLP or sale

Record date:	June 2, 2014
Annual Meeting:	July 29, 2014

[a] Excludes ECIO, which contributed ($14mm) EBITDA in 2013. Segment EBITDA calculated as revenue less cash costs (including railroad obligations and volume penalties for ECIO) plus depreciation and amortization.

[b] In calculating Cliffs' enterprise value, we exclude the Bloom Lake portion of non-controlling interest ($1,074 million at the time of the Consolidated Thompson acquisition). We employ this methodology out of a belief that including the carrying value of the non-controlling interest would overstate Cliffs' actual enterprise value.

[c] $500 million estimated total investment includes ~$70 million per year for feasibility and assessment studies, over 3 years.

[d] Based on $757 million acquisition of West Virginia Coal (7/6/10) plus ~$600 million cumulative capex between 2007 and 2013. Excludes impact of Sonoma Coal (acquired for $140 million (1/9/07), divested for $141 million (7/10/12)).

[e] Based on $498.6 million book value, accounted for under the equity method as of 12/31/11.

[f] Based on $103 million purchase price (initial stake acquired (1/1/97) for $15 million and remaining interest acquired (10/9/09) for $88 million), plus Casablanca-estimated $80 million cumulative capex, plus Company-announced $100 million idling costs. Cumulative capex estimated based on difference between $183 million asset impairment charge incurred in Q4 2013 and $103 million cumulative purchase price.